Annual Report

October 31, 1999

Foreign Equity Fund

T. Rowe Price, Invest With Confidence (registered trademark)


Annual Report

October 31, 1999

Foreign Equity Fund


Dear Investor

International stocks and your fund made good progress during the six months ended October 31, 1999. During the first half of the fund's fiscal year, interest rate cuts by central banks, signs of international economic recovery, and an increase in investment overseas following the crises of mid-1998 drove markets sharply higher. More recently, however, prospects of stronger international economic growth sparked concerns about rising inflation, and returns moderated from their earlier pace.

     Performance Comparison
     ---------------------------------------------------------------------------

     Periods Ended 10/31/99                   6 Months          12 Months
     ---------------------------------------------------------------------------

     Foreign Equity Fund                         6.13%             20.79%

     MSCI EAFE Index                             6.87              23.37


     Your fund provided good returns for the past six months and strong results for the fiscal year ended October 31, although performance trailed that of the MSCI EAFE Index for both periods. The somewhat weaker relative results were due to our comparatively underweighted position in Japan and to lagging performance in the traditional growth sectors in which the fund invests. During the first half of our fiscal year, an upswing in the economic cycle favored more attractively valued cyclical and value stocks, which are not our primary focus. However, as concerns about rising interest rates emerged in recent months, the performance of growth stocks began to improve.

     The major factors stimulating international markets were more vigorous international growth and demand, as well as high levels of mergers, acquisitions, and corporate restructuring. Europe benefited from an impressive volume of corporate activity and restructuring as industry consolidation accelerated. Merger activity so far this year was over $1 trillion compared with the previous record of $870 billion in 1998.

     The long-awaited economic upturn in Japan helped propel the yen up 14% versus the U.S. dollar during the past six months, enhancing returns for U.S. investors in that market. Japan also enjoyed better-than-expected economic performance and an unprecedented level of company restructuring. However, the sharp rise of the yen led to concerns that Japan's exports would be hurt, hindering the economic recovery. Elsewhere in Asia economies improved more vigorously, and steps toward structural reform, although tentative, were implemented. Weakness in Latin American markets reflected concerns about the region's large fiscal deficits, rising U.S. interest rates, and political uncertainties.


INVESTMENT REVIEW

     At the end of October, the portfolio's allocation to Europe represented 64% of assets, down from 69% in April, while 22% was invested in Japan, up from 17%-primarily a result of varying regional performance. Within Europe, the U.K. was the largest country exposure at 17% of net assets. Despite these changes, the fund is still underweighted in Japan relative to the MSCI EAFE Index. Regarding individual purchases, we focused on companies and sectors that we expect to benefit from the expansion and integration of the Internet and telecommunications arenas.

     Europe
     Rising U.S. interest rates and the large number of initial public offerings inhibited European equity market performance somewhat during the past six months. However, economic recovery became clearly visible as exports, industrial production, and business confidence picked up across the region, while consumer confidence remained robust. The decline of the euro (the currency of the 11 Eurozone countries introduced in January) versus the dollar through the first seven months of 1999 moderated recently as economies strengthened. Inflation in the Eurozone and the U.K. was restrained.

     European governments are working toward reforms that will improve labor market flexibility and reduce social security and tax costs for companies; the Netherlands and the U.K. have been leading the way. The euro has made cost comparisons across Europe easier, introducing competitive pressure among countries keen to attract business investment.

     Deregulation and the need to raise shareholder value continued to drive companies to restructure internally, divest noncore businesses, and merge with or acquire other companies. European businesses are now taking bold restructuring steps previously witnessed only in the U.S. A large proportion of European mergers and acquisitions were part of the increase in industry consolidation, which was greatest in banking but also affected the energy, telecom, and retailing sectors. Telecommunications and electricity prices fell markedly as price supports and barriers to competition were reduced.

     In Germany, economic recovery became more evident during the past six months, boosting prospects for the entire region as Germany accounts for about 30% of Eurozone GDP. The proposed budget reflects the government's determination to reduce spending and relieve the corporate sector of tax and social security costs. Despite resistance from trade unions, opposition parties, and liberal members of the governing party, it appears that compromises will be reached. Companies that are restructuring include Gehe (pharmaceutical retailer and wholesaler), which is spinning off its mail order clothing business, and conglomerate Mannesmann, which plans to split its industrial and telecom businesses into separate companies. Mannesmann aims to boost its position as the largest mobile phone operator in Europe by acquiring control of British mobile telecom Orange. Two of Germany's largest utilities, Veba and Viag, announced a merger prompted by declining electricity prices. Deutsche Bank, Dresdner Bank, Commerzbank, and Bayerische Vereinsbank admitted they were involved in merger discussions with one another and with other European banks.

     Market Performance

     Six Months             Local          Local Currency                  U.S.
     Ended 10/31/99      Currency        vs. U.S. Dollars               Dollars

     Australia             -6.93%                  -3.85%               -10.51%

     France                12.67                   -0.65                 11.94

     Germany                4.10                   -0.65                  3.42

     Hong Kong             -0.30                   -0.25                 -0.54

     Italy                 -8.74                   -0.65                 -9.34

     Japan                  9.18                   14.38                 24.88

     Mexico                -0.84                   -3.05                 -3.86

     Netherlands            0.47                   -0.65                 -0.19

     Norway                -1.14                   -0.74                 -1.87

     Singapore             20.76                    1.79                 22.92

     Sweden                20.80                    2.10                 23.33

     Switzerland           -1.21                   -0.08                 -1.28

     United Kingdom        -4.84                    1.92                 -3.02

     Source: RIMES Online, using MSCI indices.


     France was the strongest market within the Eurozone during the six-month period. Its economic recovery, robust consumer sector, relative absence of political tension, and a large amount of merger and acquisition activity stimulated the 12% stock market gain. In the banking sector, BNP won control of Paribas although it failed to acquire Societe Generale as well. In energy, Total Fina (a recent merger between French Total and Belgian Petrofina) is to acquire competitor Elf Aquitaine. Carrefour and Promodes, major supermarkets, announced a merger, creating the world's second-largest retailer after Wal-Mart.

     In the Netherlands, earlier progress with structural reform of labor markets and taxation helped the economy remain strong. The nearly 30% rise in oil prices over the past six months, and progress in raising shareholder returns, boosted the performance of Royal Dutch Petroleum. Traditional publishing leaders Wolters Kluwer and Elsevier weakened as Internet applications expanded. Yet, both companies continue to invest heavily in electronics. We believe these companies will remain leading media providers as their distribution channels migrate to the Internet. Philips Electronics, like other technology holdings in Europe and Asia, strengthened due to growing international demand, particularly related to the Internet and mobile communications.

     In Italy, weaker economic growth, higher inflation, and political conflict about cutting fiscal spending resulted in poor stock market results. Financial services companies have been consolidating. After insurer Assicurazioni Generali made a hostile bid for banking and insurance company Istituto Nazionale delle Assicurazioni (which had agreed to merge with bank Sanpaolo IMI), the two companies agreed to split INA's businesses between them. Unicredito Italiano is discussing an alliance with Spanish bank Banco Bilbao Vizcaya, which is merging with its Spanish competitor Argentaria Banca de Espana.

     Geographic Diversification pie chart

     Europe     Japan    Pacific Basin   Latin America    Other and Reserves

     64         22       8               3                3

     Based on net assets of 10/31/99.


     Sweden, not part of the Eurozone, was Europe's strongest major market with a better than 20% gain for the six months. A healthy economy and the strong performance of telecom equipment maker LM Ericsson Telephone, a global competitor, boosted the general stock market. Within Scandinavia, banking consolidation will also take place. Swedish concern Nordbanken Holding has bid for Norway's second-largest bank Christiania. In addition, Sweden's largest bank SEB announced plans to acquire second tier German bank BfG, in which it previously held a significant stake.

     With recovery strengthening in the U.K., the central bank reversed its June interest rate cut by increasing rates a quarter percentage point in September, even though inflation was below the target. Businesses took important steps to restructure. For example, engineering and food manufacturing company Tomkins announced plans to sell its food business. Consumer goods leader Unilever will slash its brands from 1,600 to 400 to focus on the global "power brands" that account for 90% of revenues and more of profits. Banks in the U.K. took a step toward consolidation as Bank of Scotland made a hostile bid for its larger rival, National Westminster Bank.

     Far East
     In Japan, stronger-than-expected economic data and increased evidence of corporate restructuring stimulated heavy foreign buying and pushed the yen up sharply. The Bank of Japan's quarterly surveys and industrial production figures reflected a healthier, but still weak, economy. Private consumption improved slightly, as did private sector capital expenditure. However, unemployment remained well above historic levels. The government has announced plans for more fiscal stimulation later this autumn, although there are limits to how much more it can do since the budget deficit is already close to 10% of GDP.

     Investors were encouraged by positive corporate developments. U.K. telecom giant Cable & Wireless successfully outbid Nippon Telegraph & Telephone for Japanese carrier IDC, demonstrating the recent willingness of Japanese shareholders to vote for the highest bidder regardless of nationality. Other foreign inroads into Japanese telecommunications this year included British Telecom's and AT&T's 30% stake in Japan Telecom, and new positions taken by U.K.'s Vodafone Airtouch in regional mobile companies.

     In other sectors, restructuring through collaboration demonstrated that some businesses are taking steps to improve returns. Notably, electronic giants NEC and Hitachi announced a joint venture to make memory chips. In August, news about the merger of three banks-Dai-Ichi Kangyo, Fuji, and IBJ-led to heavy buying of Japanese banks by foreign investors. Last year's government banking bill, tougher loan disclosure rules, and other measures have made the sector stronger. We added Sumitomo Bank to the portfolio because of the quality of its management and its increasing focus on shareholder value.

     Concerns about rising U.S. interest rates weighed on markets in the region outside of Japan. Despite market weakness, Hong Kong's recovery took hold while China also reported improved economic data. With these markets subdued, both government and private companies felt the pressure to continue with their reforms and restructuring. Revenues at China Telecom are strong, and the company recently announced plans to buy additional mobile phone networks in China, which would make it one of the world's largest cellular phone operators. Other regional holdings include electronic component suppliers Taiwan Semiconductor Manufacturing in Taiwan and Samsung Electronics in South Korea, both of which benefited from the upturn in regional demand.


     Industry Diversification
     ---------------------------------------------------------------------------

                                                  Percent of
                                                  Net Assets
                                                    10/31/99
     ---------------------------------------------------------------------------

     Services                                          29.5%

     Finance                                           20.2

     Consumer Goods                                    19.6

     Capital Equipment                                 16.4

     Energy                                             7.6

     Materials                                          2.6

     Multi-industry                                     1.1

     Miscellaneous                                        -

     Reserves                                           3.0

     Net Assets                                       100.0%


     Australia's economy slowed slightly but remained sound. Resources company Broken Hill Proprietary continued its ambitious rate of restructuring and announced plans to sell half its steel business in the next year as it focuses its range of activities. Commonwealth Bank of Australia and Westpac Bank are prospering due to the strong economy and their success in marketing asset management products.

     Latin America
     The 15% decline of the Brazilian real versus the dollar and, to a lesser extent, the Mexican peso's 3% fall hurt returns for U.S. investors. The real's nosedive reflected concern about political obstacles to fiscal reforms. Encouragingly, Brazil's short-term interest rates were reduced from 32% at the end of April to 19% at the end of October. Brazil also met quarterly IMF budget targets with the economy stronger and inflation lower than expected. However, policy changes to reduce fiscal spending in the longer term stalled.

     In Mexico, the peso's dip retraced some of its 8% rise during the preceding six months. Mexico's economy surprised investors positively with stronger-than-expected economic growth and lower inflation. The 28% rise in oil prices during the past six months benefited Mexico's fiscal position. With an upcoming presidential election, Mexico secured a substantial line of credit from international agencies in the event of a financial crisis-such as the one that was precipitated by the 1994 presidential election.

     Our holdings in Latin America focus on large, blue chip companies with dominant market positions. Led by better management installed last spring, Brazilian energy company Petrol Brasileiros (Petrobras) has started to reduce lower margin businesses, cut costs, and set return targets. With production growth expected to rise quickly and more restructuring planned, Petrobras could see its earnings rise substantially. Leading Mexican telecom Telefonos de Mexico (Telmex) acquired a stake in Puerto Rican Telecommunications and began an alliance with U.S. giant SBC to develop voice and data services.


INVESTMENT POLICY AND OUTLOOK

     We expect further economic recovery to boost European markets, and we believe the euro will gain strength against the dollar as we enter 2000. Short-term interest rates were recently raised by the European Central Bank, reversing cuts made earlier this year, and inflation appears likely to remain under control. The quest for shareholder value will continue to drive more businesses to restructure and reposition themselves in an expanding global economy.

     In Japan, several economic indicators may continue to encourage investors. However, the yen is now strong enough to impede export growth, and the government's ability to provide further fiscal support may be restrained by growing budget deficits. We believe that further gains in the Japanese stock market could moderate until investors are convinced that enough company restructuring is being implemented to improve profitability.

     Elsewhere in Asia we see economies improving further, although at less spectacular rates of growth than in the past. We believe recent market setbacks provide continued impetus for governments in South Korea, Singapore, and elsewhere to push ahead with much needed reforms. Steps taken so far have enhanced the prospects for economic and corporate earnings growth throughout the region, but more is needed.

     Latin America is particularly sensitive to the direction of U.S. interest rates, although the region's economic outlook is otherwise somewhat better than in the recent past. Brazil needs more fiscal reforms to create a stable economy and Mexico's prosperity is reliant on conditions in the U.S. However, we believe the market has discounted many of these risks. The caliber of the larger Latin American companies is high, the potential for growth is strong, and stock valuations are attractive.

     Overall, we believe the fund's country, stock, and sector allocations position it well for continued long-term growth.


     Respectfully submitted,

     Martin G. Wade
     President

     November 19, 1999


Portfolio Highlights

Twenty-Five Largest Holdings
--------------------------------------------------------------------------------

                                                                   Percent of
                                                                   Net Assets
Company                          Country                             10/31/99
--------------------------------------------------------------------------------

National Westminster Bank        United Kingdom                          2.3%

Shell Transport & Trading        United Kingdom                          1.6

Nokia                            Finland                                 1.5

Nestle                           Switzerland                             1.5

Total Fina                       France                                  1.5

SmithKline Beecham               United Kingdom                          1.5

Murata Manufacturing             Japan                                   1.4

ING Groep                        Netherlands                             1.4

Glaxo Wellcome                   United Kingdom                          1.3

Sony                             Japan                                   1.3

Nippon Telegraph &
   Telephone                     Japan                                   1.3

Wolters Kluwer                   Netherlands                             1.3

Carrefour                        France                                  1.2

NEC                              Japan                                   1.1

Vivendi                          France                                  1.1

Novartis                         Switzerland                             1.1

NTT Mobile Communications
   Network                       Japan                                   1.1

Diageo                           United Kingdom                          1.1

Kingfisher                       United Kingdom                          1.1

Mannesmann                       Germany                                 1.0

Fortis                           Belgium/Netherlands                     1.0

AstraZeneca Group                Sweden                                  1.0

Telecom Italia Mobile            Italy                                   1.0

Hennes & Mauritz                 Sweden                                  0.9

Adecco                           Switzerland                             0.9
--------------------------------------------------------------------------------

Total                                                                   31.5%
--------------------------------------------------------------------------------

Note: Table excludes reserves


Security Classification
--------------------------------------------------------------------------------

                                 Percent                                Market
                                  of Net              Cost                Value
10/31/99                          Assets              (000)               (000)
--------------------------------------------------------------------------------

Common Stocks and
   Rights                          95.8%         $2,391,745         $3,220,039

Preferred Stocks                    1.2              40,901             39,434

Short-Term Investments              1.1              37,784             37,784

Total Investments                  98.1           2,470,430          3,297,257

Other Assets Less
   Liabilities                      1.9              63,563             63,563

Net Assets                        100.0%         $2,533,993         $3,360,820
--------------------------------------------------------------------------------

Summary of Investments and Cash

October 31, 1999

                                                                   Percent of
                              Equities        Cash        Total     MSCI EAFE
--------------------------------------------------------------------------------

Europe

  Austria                          --           --           --          0.2%

  Belgium                         1.2%          --          1.2%         1.2

  Denmark                         0.4           --          0.4          0.8

  Finland                         1.5           --          1.5          2.1

  France                         10.9           --         10.9          9.5

  Germany                         6.1           --          6.1          9.5

  Ireland                         0.1           --          0.1          0.5

  Italy                           4.5           --          4.5          3.8

  Netherlands                     8.3           --          8.3          5.4

  Norway                          0.6           --          0.6          0.4

  Portugal                        0.4           --          0.4          0.5

  Spain                           2.9           --          2.9          2.7

  Sweden                          3.6           --          3.6          2.3

  Switzerland                     6.3           --          6.3          6.4

  United Kingdom                 17.2           --         17.2         20.3
  ------------------------------------------------------------------------------

Total Europe                     64.0%          --         64.0%        65.6%
--------------------------------------------------------------------------------

Pacific Basin

  Australia                       2.4%          --          2.4%         2.4%

  China                           0.8           --          0.8           --

  Hong Kong                       1.9           --          1.9          2.2

  Japan                          21.6           --         21.6         28.6

  New Zealand                     0.2           --          0.2          0.2

  Singapore                       0.7           --          0.7          1.0

  South Korea                     0.6           --          0.6           --

  India                           0.5           --          0.5           --

  Taiwan                          0.5           --          0.5           --
  ------------------------------------------------------------------------------

Total Pacific Basin              29.2%          --         29.2%        34.4%
--------------------------------------------------------------------------------

Americas

  Argentina                       0.3%          --          0.3%          --

  Brazil                          1.7           --          1.7           --

  Canada                          0.3           --          0.3           --

  Chile                           0.1           --          0.1           --

  Mexico                          1.4           --          1.4           --

  Panama                           --           --         --             --

  Peru                             --           --         --             --

  United States                    --          1.1          1.1           --

  Venezuela                        --           --         --             --
  ------------------------------------------------------------------------------

Total Americas                    3.8%         1.1%         4.9%          --
--------------------------------------------------------------------------------

  Other Assets
  Less Liabilities                 --          1.9          1.9           --
  ------------------------------------------------------------------------------

TOTAL                            97.0%         3.0%       100.0%       100.0%
--------------------------------------------------------------------------------


Foreign Equity Fund
10/31/99

Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Foreign Equity Fund
--------------------------------------------------------------------------------

                                                                  Lipper
                  Foreign                    MSCI                 International
                  Equity                     EAFE                 Funds
                  Fund                      Index                 Average

10/31/99          10.000                   10.000                 10.000
10/90             10.454                    8.745                 10.012
10/91             11.478                    9.384                 10.899
10/92             11.105                    8.173                 10.445
10/93             14.919                   11.269                 13.975
10/94             16.703                   12.439                 15.642
10/95             16.810                   12.431                 15.772
10/96             19.244                   13.773                 17.665
10/97             20.841                   14.451                 19.818
10/98             22.436                   15.889                 20.702
10/99             27.099                   19.602                 25.213

Total Return Performance
                                                       Calendar                                                            Since
Periods Ended 10/31/99     1 Month     3 Months     Year-to-Date      1 Year     3 Years      *5 Years       *10 Years    *9/7/89*

Foreign Equity Fund          3.24%        4.97%           11.62%      20.79%      12.09%         10.16         %10.48%       9.95%

S&P 500 Index                6.33         2.90            12.03       25.67       26.52          26.02          17.82       17.31

MSCI EAFE Index              3.77         5.24            12.85       23.37       12.48           9.52           6.96        6.89**

Lipper International
  Funds Average              3.84         5.24            15.93       25.53       12.90           9.50           9.42        9.13

FT-A Euro Pacific Index      3.73         6.19            15.95       26.67       12.19           9.11           6.57        6.58**

 *   Average annual compound total return. This table shows how the fund would have performed each year if its actual
     (or cumulative) returns for the periods shown had been earned at a constant rate.
**   From 8/31/89.

Investment return and principal value represent past performance and will vary.  Shares may be worth more or less at redemption than at original purchase.


Financial Highlights

Foreign Equity Fund

                              For a share outstanding throughout each period
                         -------------------------------------------------------
                             Year
                            Ended
                         10/31/99   10/31/98   10/31/97   10/31/96   10/31/95

NET ASSET VALUE
Beginning of period      $  17.03   $  16.51   $  15.62   $  13.99   $  14.59

Investment activities

  Net investment income      0.21       0.28       0.21       0.21       0.18

  Net realized and
  unrealized gain (loss)     3.26       0.93       1.07       1.78      (0.14)

  Total from
  investment activities      3.47       1.21       1.28       1.99       0.04

Distributions

Net investment income       (0.29)     (0.21)     (0.22)     (0.18)     (0.12)


Net realized gain           (0.13)     (0.48)     (0.17)     (0.18)     (0.52)

Total distributions         (0.42)     (0.69)     (0.39)     (0.36)     (0.64)

NET ASSET VALUE
End of period            $  20.08   $  17.03   $  16.51   $  15.62    $ 13.99
                         ----------------------------------------------------

Ratios/Supplemental Data

Total return(diamond)       20.79%      7.65%      8.30%     14.48%      0.64%

Ratio of total expenses
to average net assets        0.74%      0.74%      0.75%      0.76%      0.80%

Ratio of net investment
income to average
net assets                   1.08%      1.58%      1.40%      1.67       1.69%

Portfolio turnover rate      18.2%      18.6%      15.9%      13.8%      18.8%

Net assets, end of period
(in millions)            $  3,361   $  3,204   $  3,160   $  2,322    $1 ,560

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.


Portfolio of Investments
Foreign Equity Fund
October 31, 1999

                                                         Shares         Value
--------------------------------------------------------------------------------
                                                                 In thousands

ARGENTINA          0.3%

Common Stocks                0.3%

Banco de Galicia Buenos Aires
  (Class B) ADR (USD)                                   121,719   $    2,571

Banco Frances del Rio de la Plata
  ADR (USD)                                             110,278        2,413

Telefonica de Argentina (Class B)
  ADR (USD)                                             190,364        4,878

Total Argentina (Cost $9,704)                                          9,862


AUSTRALIA  2.4%

Common Stocks  2.2%

Brambles Industries                                     237,500        6,679

Broken Hill Proprietary                                 423,362        4,376

Colonial Limited                                      2,091,617        7,696

Commonwealth Bank
  of Australia                                          614,691       10,074

Lend Lease                                              362,654        4,173

News Corporation                                        831,355        6,012

Publishing & Broadcasting                             1,228,904        7,288

TABCORP Holdings                                        769,130        4,875

Telstra *                                             2,642,098       12,480

Westpac Bank                                          1,463,411        9,390

                                                                      73,043

Preferred Stocks  0.2%

News Corporation                                        898,362        6,082

                                                                       6,082

Total Australia (Cost $58,445)                                        79,125


BELGIUM  1.2%

Common Stocks  1.2%

Dexia (EUR)                                              24,809        3,635

Fortis B (EUR)                                          423,978       14,315

KBC Bancassurance
  Holding (EUR)                                         355,670       18,331

Societe Europeenne des Satellites
  (Class A) (EUR)                                        19,316        2,413

UCB (EUR)                                                45,425        1,694

Total Belgium (Cost $24,770)                                          40,388


BRAZIL  1.7%

Common Stocks  1.1%

Pao de Acucar GDR (USD)                                 193,368        4,230

Telebras ADR (USD)                                      385,052   $   29,986

Unibanco GDR (USD)                                      117,158        2,709

                                                                      36,925


Preferred Stocks  0.6%

Banco Bradesco                                      310,360,322        1,518

Banco Itau                                           48,820,000        2,801

Cia Energetica Minas Gerais                         104,208,392        1,484

Cia Energetica Minas
  Gerais ADR (144a) (USD)                                19,838          283

Cia Energetica Minas
  Gerais ADR, Cv. (USD)                                  28,009          399

Cia Energetica Minas
  Gerais ADR, Sponsored
  Nonvoting (USD)                                       124,287        1,771

Pao de Acucar GDR (USD)                                   6,480          142

Petrol Brasileiros                                   51,426,021        8,180

Telebras ADR (USD) *                                    404,052           19


Telecomunicacoes de
  Sao Paulo                                          26,333,233        2,476

Telecomunicacoes de Sao
  Paulo Celular (Class B)                            31,817,420        1,663

                                                                      20,736

Total Brazil (Cost $73,478)                                           57,661


CANADA  0.3%

Common Stocks  0.3%

Alcan Aluminum                                          137,560        4,509

Nortel Networks                                          64,690        3,980

Royal Bank of Canada                                     62,300        2,686

Total Canada (Cost $8,823)                                            11,175


CHILE  0.1%

Common Stocks  0.1%

Chilectra ADR (USD)                                      83,354        1,459

Total Chile (Cost $1,549)                                              1,459


CHINA  0.8%

Common Stocks  0.8%

China Telecom (HKD)                                   6,464,130       22,092

Huaneng Power International
  ADR (USD)                                             339,710        4,119

Total China (Cost $22,885)                                            26,211


DENMARK  0.4%

Common Stocks  0.4%

Den Danske Bank                                          38,890   $    4,430

Tele Danmark                                             90,110        5,471

Unidanmark (Class A)                                     29,041        2,260

Total Denmark (Cost $8,664)                                           12,161


FINLAND  1.5%

Common Stocks  1.5%

Nokia (EUR)                                             451,430       51,667

Total Finland (Cost $10,825)                                          51,667


FRANCE  10.9%

Common Stocks  10.9%

Alcatel Alsthom (EUR)                                    99,941       15,611

AXA (EUR)                                               179,971       25,385

Banque National de Paris (EUR)                          213,740       18,773

Cap Gemini (EUR)                                         67,970       10,295

Carrefour (EUR)                                         212,950       39,422

Cie de St. Gobain (EUR)                                  71,326       12,379

Credit Commercial de France
  (EUR)                                                  33,653        3,876

Danone (EUR)                                             19,500        4,974

Dexia France (EUR)                                       38,316        5,401

Hermes (EUR)                                             64,990        7,109

L'Oreal (EUR)                                            11,325        7,558

Lafarge (EUR)                                            40,971        3,943

Legrand (EUR)                                            70,359       16,837

Pinault Printemps Redoute
(EUR)                                                    67,965       12,961

Sanofi Synthelabo (EUR) *                               502,710       22,182

Schneider (EUR)                                         256,646       17,682

Societe Generale (EUR)                                   59,622       12,982

Sodexho Alliance (EUR)                                  116,172       19,062

Television Francaise (EUR)                               72,116       22,605

Total Fina (Class B) (EUR)                              367,894       49,726

Vivendi (EUR)                                           497,654       37,715

Total France (Cost $232,651)                                         366,478


GERMANY  6.1%

Common Stocks  5.7%

Allianz (EUR)                                            52,050       15,773

Bayer (EUR)                                             267,704       10,903

Bayerische Vereinsbank (EUR)                            365,434   $   23,985

Celanese (EUR) *                                          5,240           83

Deutsche Bank (EUR) *                                   251,991       18,019

Deutsche Telekom (EUR)                                  325,930       15,033

Dresdner Bank (EUR) *                                   309,047       15,912

Gehe (EUR)                                              359,814       12,452

Hoechst (EUR)                                            95,430        4,215

Mannesmann (EUR)                                        223,420       35,227

Rhoen Klinikum (EUR) *                                  138,312        5,601

SAP (EUR)                                                37,270       13,842

Siemens (EUR)                                            91,211        8,208

Veba (EUR)                                              244,946       13,266

                                                                     192,519

Preferred Stocks  0.4%

Fielmann (EUR)                                           27,425        1,042

Fresenius (EUR)                                          16,920        2,954

SAP (EUR)                                                19,512        8,620

                                                                      12,616

Total Germany (Cost $155,926)                                        205,135


HONG KONG  1.9%

Common Stocks  1.9%

Cheung Kong Holdings                                    885,670        8,066

CLP Holdings                                          1,659,500        7,626

Dao Heng Bank Group                                     746,000        3,390

Henderson Land Development                            1,461,050        6,639

Hong Kong
  Telecommunications                                  2,988,950        6,829

Hutchison Whampoa                                     2,051,660       20,600

New World Development                                   382,000          723

Pacific Century                                       3,896,000        2,959

Sun Hung Kai Properties                                 781,400        6,337

Total Hong Kong (Cost $55,095)                                        63,169


INDIA  0.5%

Common Stocks  0.5%

ICICI ADR (USD) *                                       452,970        4,982

Mahanagar Telephone                                   1,614,000        6,373

Mahanagar Telephone
  GDR (USD)                                             203,040        1,690

State Bank of India GDR (USD)                           296,860        3,941

Total India (Cost $18,575)                                            16,986


IRELAND  0.1%

Common Stocks  0.1%

CBT Group ADR (USD) *                                   225,798   $    4,657

Total Ireland (Cost $6,179)                                            4,657


ITALY  4.5%

Common Stocks  4.5%

Assicurazioni Generali (EUR)                            341,500       10,956

Banca di Roma (EUR)                                   1,934,640        2,605

Banca Popolare di Brescia
  (EUR)                                                 355,530       15,052

Unicredito Italiano (EUR)                             2,580,719       12,080

ENI (EUR)                                             3,003,532       17,565

Gucci Group (USD)                                       114,309        9,230

Istituto Nazionale delle
  Assicurazioni (EUR)                                 3,015,780        9,152

Italgas (EUR)                                           528,225        2,183

Mediolanum (EUR)                                        979,845        7,967

Sanpaolo IMI (EUR)                                      898,006       11,637

Tecnost (EUR)                                         1,908,000        3,673

Telecom Italia (EUR)                                  2,068,950       17,867

Telecom Italia Mobile (EUR)                           5,124,256       32,016

Total Italy (Cost $116,046)                                          151,983


JAPAN  21.6%

Common Stocks  21.6%

Bridgestone                                             218,000        6,000

Canon                                                 1,087,000       30,753

Citizen Watch                                           452,000        3,195

Daiichi Pharmaceutical                                  208,000        2,982

Daiwa House                                             668,000        6,112

DDI                                                       1,308       14,301

Denso                                                   862,000       18,435

East Japan Railway                                        1,748       10,712

Fanuc                                                   153,300       11,909

Fujitsu                                                 910,000       27,404

Hitachi                                               1,040,000       11,241

Honda Motor                                              66,000        2,785

Ito-Yokado                                              173,000       13,837

Kao                                                     593,000       18,085

Kokuyo                                                  330,000        5,991

Komori                                                  296,000        6,430

Kuraray                                                 766,000       10,285

Kyocera                                                 303,000   $   29,059

Makita                                                  423,000        4,061

Marui                                                   847,000       16,003

Matsushita Electric Industrial                        1,231,000       25,914

Mitsubishi                                              796,000        5,725

Mitsubishi Heavy Industries                           3,441,000       13,497

Mitsui Fudosan                                        1,682,000       12,566

Murata Manufacturing                                    375,000       48,192

NEC                                                   1,876,000       37,963

Nippon Telegraph & Telephone                              2,844       43,640

Nomura Securities                                     1,243,000       20,516

NTT Mobile Communications
  Network                                                 1,354       35,970

Sankyo                                                  839,000       23,898

Sekisui Chemical                                      1,062,000        5,225

Sekisui House                                           780,000        8,446

Seven-Eleven Japan                                      112,000       10,258

Shin-Etsu Chemical                                      327,000       13,485

Shiseido                                                388,000        5,917

Softbank                                                  3,200        1,329

Sony                                                    283,100       44,147

Sumitomo                                              1,267,000        9,259

Sumitomo Bank                                           923,000       14,854

Sumitomo Electric Industries                          1,317,000       17,696

TDK                                                     264,000       25,851

Tokio Marine & Fire Insurance                           350,000        4,582

Tokyo Electronics                                        80,000        6,644

Toppan Printing                                         626,000        7,679

Toshiba                                               2,253,000       14,174

Uny                                                     377,000        4,881

Yamanouchi Pharmaceutical                               286,000       12,974

Total Japan (Cost $556,114)                                          724,862


MEXICO  1.4%

Common Stocks  1.4%

Cemex (Represents 2
  Class A and 1 Class
  B share) *                                            621,010        2,810

Cemex ADR (USD) *                                        51,192        1,152

Femsa UBD
  (Represents 1 Class B
  and 4 Series D shares)                              1,353,690        4,394

Gruma (Class B) *                                       635,557          831

Gruma ADR (USD) *                                       106,684          560

Grupo Industrial Maseca
  (Class B)                                           1,648,317   $      823

Grupo Modelo (Class C)                                1,528,006        3,736

Grupo Televisa GDR (USD) *                              138,462        5,885

Kimberly-Clark de Mexico
  (Class A)                                           1,187,470        3,805

Telefonos de Mexico (Class L)
  ADR (USD)                                             276,634       23,652

  TV Azteca ADR (USD)                                   194,550          790

Total Mexico (Cost $42,668)                                           48,438


NETHERLANDS  8.3%

Common Stocks  8.3%

ABN Amro (EUR)                                          595,748       14,406

Akzo Nobel (EUR)                                         59,672        2,570

ASM Lithography (EUR) *                                 361,920       25,544

CSM (EUR)                                               244,499       11,277

Elsevier (EUR)                                          861,392        8,182

Equant (EUR) *                                           62,420        6,073

Fortis NI (EUR)                                         589,684       20,301

ING Groep (EUR)                                         785,255       46,320

KPN (EUR)                                                73,625        3,778

Philips Electronics (EUR)                               266,290       27,310

Royal Dutch Petroleum (EUR)                             371,128       22,185

STMicroelectronics (EUR)                                262,383       23,045

TNT Post Groep (EUR)                                     83,105        2,115

Unilever (EUR)                                          142,269        9,428

UTD Pan Europe
  Communications (EUR) *                                 48,847        3,756

VNU (EUR)                                               246,030        8,320

Wolters Kluwer (EUR)                                  1,271,194       42,480

Total Netherlands (Cost $206,717)                                    277,090


NEW ZEALAND  0.2%

Common Stocks  0.2%

Telecom Corporation
  of New Zealand                                      1,909,592        7,686

Total New Zealand (Cost $8,686)                                        7,686


NORWAY  0.6%

Common Stocks and Rights  0.6%

Norsk Hydro                                             102,352        4,082

Orkla (Class A)                                         998,470       13,930

Orkla Rights, 11/22/99 *                                998,470        1,877

Total Norway (Cost $20,910)                                           19,889


PORTUGAL  0.4%

Common Stocks  0.4%

Jeronimo Martins (EUR)                                  500,034   $   13,959

Total Portugal (Cost $6,880)                                          13,959


SINGAPORE  0.7%

Common Stocks  0.7%

Singapore Press                                         382,969        6,562

Singapore Telecommunications                          1,383,000        2,628

United Overseas Bank                                  2,010,000       15,226

Total Singapore (Cost $22,554)                                        24,416


SOUTH KOREA  0.6%

Common Stocks  0.6%

Korea Telecom ADR (USD) *                               194,000        6,839

Samsung Electronics                                      84,943       14,163

Total South Korea (Cost $14,558)                                      21,002


SPAIN  2.9%

Common Stocks  2.9%

Argentaria Banca de Espana
  (EUR)                                                 298,910        6,634

Banco Bilbao Vizcaya (EUR)                              337,580        4,538

Banco Popular Espanol (EUR)                              57,360        3,861

Banco Santander Central
  Hispano (EUR)                                       1,381,110       14,338

Empresa Nacional
  de Electricidad (EUR)                                 488,308        9,774

Gas Natural (EUR)                                       249,978        5,469

Iberdrola (EUR)                                         807,426       11,771

Repsol (EUR)                                            474,411        9,781

Telefonica (EUR) *                                    1,846,131       30,371

Total Spain (Cost $61,276)                                            96,537


SWEDEN  3.6%

Common Stocks  3.6%

ABB *                                                    78,450        7,813

AstraZeneca Group                                       709,307       32,041

Atlas Copco (Class B)                                   197,562        5,141

Electrolux (Class B)                                    919,205       18,330

Ericsson Telephone                                       52,880        2,199

Esselte (Class B)                                        77,440          518

Hennes & Mauritz                                      1,191,930       31,668

Nordbanken Holding                                    2,441,058       14,247

Sandvik (Class B)                                       264,040   $    6,839

Securitas (Class B)                                     239,355        3,551

Total Sweden (Cost $82,279)                                          122,347


SWITZERLAND  6.3%

Common Stocks  6.3%

ABB *                                                   151,797       15,286

Adecco *                                                 52,103       31,584

Credit Suisse Group                                      72,315       13,900

Nestle                                                   25,813       49,787

Novartis                                                 24,513       36,666

Roche Holdings                                            2,564       30,782

Swisscom                                                 12,549        3,824

UBS                                                     101,497       29,531

Total Switzerland (Cost $157,907)                                    211,360


TAIWAN  0.5%

Common Stocks  0.5%

Hon Hai Precison Industry
  ADR (USD) *                                           380,064        6,167

Taiwan Semiconductor
  Manufacturing *                                     2,238,960        9,952

Total Taiwan (Cost $14,030)                                           16,119


UNITED KINGDOM  17.2%

Common Stocks  17.2%

Abbey National                                          888,200       17,339

BG                                                      963,352        5,350

BP Amoco                                              1,631,304       15,855

Cable & Wireless                                      1,943,700       22,772

Cadbury Schweppes                                     3,415,756       22,451

Caradon                                               1,547,905        3,675

Centrica                                                817,420        2,344

Compass Group                                         2,654,050       28,347

David S. Smith                                        1,114,370        3,461

Diageo                                                3,566,848       35,852

Electrocomponents                                       699,640        6,266

GKN                                                     238,700        3,840

Glaxo Wellcome                                        1,515,900       44,737

Hays                                                    287,000        3,292

HSBC Holdings (HKD)                                     842,830       10,144

John Laing (Class A)                                    436,820        2,067

Kingfisher                                            3,467,954       35,445

Ladbroke Group                                        1,355,880   $    4,189

National Westminster Bank                             3,494,873       78,963

Rank Group                                              844,720        2,630

Reed International                                    4,601,691       26,995

Rio Tinto                                             1,058,060       18,081

Safeway                                                 878,470        2,757

Shell Transport & Trading                             6,876,400       52,655

SmithKline Beecham                                    3,855,780       49,609

Tesco                                                 5,469,009       16,221

Tomkins                                               3,997,256       13,531

Unilever                                              2,098,466       19,456

United News & Media                                   1,468,020       14,136

Vodafone Airtouch                                     3,249,500       15,191

Total United Kingdom (Cost $434,452)                                 577,651


SHORT-TERM INVESTMENTS  1.1%

Money Market Funds  1.1%

Reserve Investment Fund
  5.51% #                                            37,784,075       37,784

Total Short-Term Investments
(Cost $37,784)                                                        37,784

Total Investments in Securities

98.1% of Net Assets (Cost $2,470,430)                             $3,297,257

Other Assets Less Liabilities                                         63,563

NET ASSETS                                                        $3,360,820
                                                                  ----------

   *  Non-income producing
   #  Seven-day yield
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers-total of such securities at period-end amounts to 0.01% of net assets.
 ADR  American depository receipt
 EUR  Euro
 GDR  Global depository receipt
 HKD  Hong Kong dollar
 USD  U.S. dollar

The accompanying notes are an integral part of these financial statements.


Statement of Assets and Liabilities

Foreign Equity Fund
October 31, 1999
In thousands

Assets

Investments in securities, at value (cost $2,470,430)             $3,297,257
Other assets                                                         187,162

Total assets                                                       3,484,419

Liabilities

Total liabilities                                                    123,599

NET ASSETS                                                        $3,360,820
                                                                  ----------

Net Assets Consist of:

Accumulated net investment income - net of distributions           $  27,246

Accumulated net realized gain/loss - net of distributions            214,090

Net unrealized gain (loss)                                           826,386

Paid-in-capital applicable to 167,396,114 shares of
$0.01 par value capital stock outstanding;
1,000,000,000 shares authorized                                    2,293,098

NET ASSETS                                                        $3,360,820
                                                                  ----------

NET ASSET VALUE PER SHARE                                             $20.08
                                                                      ------

The accompanying notes are an integral part of these financial statements.


Statement of Operations

Foreign Equity Fund
In thousands

                                                                        Year
                                                                       Ended
                                                                    10/31/99

Investment Income

Income

  Dividend (net of foreign taxes of $7,451)                        $  55,779
  Interest                                                             3,741

  Total income                                                        59,520

Expenses
  Investment management                                               22,916
  Custody and accounting                                               1,031
  Registration                                                            38
  Shareholder servicing                                                   38
  Legal and audit                                                         30
  Directors                                                                9
  Prospectus and shareholder reports                                       3
  Miscellaneous                                                           17

  Total expenses                                                      24,082
  Expenses paid indirectly                                                (1)

  Net expenses                                                        24,081

Net investment income                                                 35,439

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                         256,865
  Foreign currency transactions                                       (2,578)

  Net realized gain (loss)                                           254,287

Change in net unrealized gain or loss
  Securities                                                         329,746
  Other assets and liabilities
  denominated in foreign currencies                                     (781)

  Change in net unrealized gain or loss                              328,965

Net realized and unrealized gain (loss)                              583,252

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                              $618,691
                                                                    --------

The accompanying notes are an integral part of these financial statements.


Statement of Changes in Net Assets

Foreign Equity Fund
In thousands
                                                           Year
                                                          Ended
                                                       10/31/99     10/31/98

Increase (Decrease) in Net Assets

Operations
  Net investment income                              $   35,439   $   53,464
  Net realized gain (loss)                              254,287       13,925
  Change in net unrealized
  gain or loss                                          328,965      169,539

  Increase (decrease) in
  net assets from operations                            618,691      236,928

Distributions to shareholders
  Net investment income                                 (53,955)     (40,559)
  Net realized gain                                     (24,187)     (92,704)

  Decrease in net assets
  from distributions                                    (78,142)    (133,263)

Capital share transactions*
  Shares sold                                           534,332      688,390
  Distributions reinvested                               58,440      102,189
  Shares redeemed                                      (976,185)    (850,415)

  Increase (decrease) in net
  assets from capital
  share transactions                                   (383,413)     (59,836)

Net Assets

Increase (decrease)
during period                                           157,136       43,829
Beginning of period                                   3,203,684    3,159,855

End of period                                        $3,360,820   $3,203,684
                                                     ----------   ----------

*Share information
  Shares sold                                            28,737       40,154
  Distributions reinvested                                3,394        6,463
  Shares redeemed                                       (52,874)     (49,853)

  Increase (decrease)
  in shares outstanding                                 (20,743)      (3,236)

The accompanying notes are an integral part of these financial statements.


Notes to Financial Statements

Foreign Equity Fund
October 31, 1999


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     Institutional International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Foreign Equity Fund (the fund), a diversified, open-end management investment company, is the sole portfolio established by the corporation and commenced operations on September 7, 1989.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian, which are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $581,047,000 and $1,132,834,000, respectively, for the year ended October 31, 1999.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended October 31, 1999. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

--------------------------------------------------------------------------------
Undistributed net investment income                           $(6,671,000)
Undistributed net realized gain                               (18,624,000)
Paid-in-capital                                                25,295,000

     At October 31, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $2,470,430,000. Net unrealized gain aggregated $826,827,000 at period-end, of which $959,408,000 related to appreciated investments and $132,581,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by T. Rowe Price Associates, Inc. (Price Associates), Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $1,986,000 was payable at October 31, 1999. The fee is computed daily and paid monthly, and is equal to 0.70% of average daily net assets.


Foreign Equity Fund

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $143,000 for the year ended October 31, 1999, of which $13,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended October 31, 1999, totaled $3,597,000 and are reflected as interest income in the accompanying Statement of Operations.

     During the year ended October 31, 1999, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $45,268,000 with certain affiliates of the manager and paid commissions of $84,000 related thereto.


Report of Independent Accountants

To the Board of Directors of Institutional International Funds, Inc. and Shareholders of Foreign Equity Fund

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Foreign Equity Fund (the portfolio comprising Institutional International Funds, Inc., hereafter referred to as the "Fund") at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999, by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


     PricewaterhouseCoopers LLP

     Baltimore, Maryland
     November 17, 1999


Foreign Equity Fund

Tax Information (Unaudited) for the Tax Year Ended 10/31/99
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We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

o    $18,605,000 from short-term capital gains,

o $5,582,000 from long-term capital gains, subject to the 20% rate gains category.

The fund will pass through foreign source income of $36,199,000 and foreign taxes paid of $7,451,000.